EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to SIR WATERFORD RIATA, LLC, a Delaware limited liability company (“Assignee”), that portion of Assignor’s rights and obligations under and in regard to that certain Real Estate Purchase and Sale Agreement dated August 23, 2012 (as may have been or may hereafter be amended, the “Purchase Agreement”), by and among TEL-LA Villas Kingwood, LLC, TEL-LA Champion Forest, LLC, TEL-LA Carrington Huffmeister, LLC, TEL-LA Villas Huffmeister, LLC, TEL-LA Riata Ranch, LLC and TEL-LA Carrington Place Apartments, LLC, each a Delaware limited liability company, and Assignor for the purchase and sale of that certain portfolio of real properties located in the Houston, Texas area (“Portfolio”).

Pursuant to Article 10 of the Purchase Agreement, Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement only as and to the extent relating solely to that portion of the Portfolio commonly known as the Waterford Place at Riata Ranch, as more particularly described in Exhibit A attached hereto (the “Assigned Property”). Assignor’s assumption of the obligations under the Purchase Agreement relating to the Assigned Property will be completely several (and not joint) from all obligations under the Purchase Agreement relating to any other property in the Portfolio, and Assignee shall have no liability or obligation of any nature under the Purchase Agreement with respect to any property in the Portfolio other than the Assigned Property, or otherwise under the Purchase Agreement. Nothing contained herein, however, shall release Assignor from the obligations of Assignor or Assignee to perform in accordance with the terms of the Purchase Agreement. Assignor and Assignee shall be jointly and severally liable for all of the representations, warranties, indemnities, waivers, releases and other obligations and undertakings set forth the Purchase Agreement only as and to the extent relating to the Assigned Property.

All of the provisions, covenants and agreements contained in this Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

WITNESS THE EXECUTION HEREOF, as of this 4th day of October, 2013.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Dinesh Davar
Name:	Dinesh Davar
Its:	Chief Financial Officer

ASSIGNEE:

SIR WATERFORD RIATA, LLC, a Delaware
Limited liability company

By:    Steadfast Income Advisor, LLC, a Delaware
limited liability company, its Manager

By:	/s/ Kevin J. Keating
Name:	Kevin J. Keating
Its:	Chief Accounting Officer

EXHIBIT A

ASSIGNED PROPERTY

Waterford Place at Riata Ranch:

TRACT 1:
Being a tract of land containing 11.752 acres (511,910 square feet), located in the William
Francis Survey, Abstract-260, in Harris County, Texas; said 11.752 acre tract being all of a called 11.752 acre tract of land recorded in the name of Stick Barker, LLC, in Harris County
Clerk's File Number (H.C.C.F. No.) 20070749717; said 11.752 acre tract being more particularly described by metes and bounds as follows (all bearings are based on the Texas Coordinate
System of 1983, South Central Zone):

BEGINNING at a 5/8-inch iron rod found marking the point of curvature of a tangent curve to the right, on the southeast Right-Of-Way (R.O.W.) line of Barker-Cypress Road (100 feet wide), being the west corner of Riata Ranch Section Ten, a subdivision of record in Film Code Number
478030, Harris County Map Records (H.C.M.R.), and the northwest comer of said Stick Barker,
LLC tract, for the northwest comer of the herein described tract;

THENCE, with the line common to said Riata Ranch Section Ten and Stick Barker, LLC tract, the following six (6) courses:

1. 39.27 feet along the arc of a curve to the right, having a radius of 25.00 feet, through a central angle of 90 degrees 00 minutes 00 seconds, and a chord that bears
North 66 degrees 02 minutes 56 seconds East, a distance of 35.36 feet, to a 5/8-inch iron rod with cap found marking the point of tangency;
2. South 68 degrees 57 minutes 04 seconds East, a distance of83.94 feet to a 5/8-
inch iron rod found marking the point of curvature of a tangent curve to the left;
THENCE, with the southerly southwest line of said Stick Barker, LLC tract, and the northeast line of the remainder of a 17.6466 acre tract recorded in the name of TBJ Properties, Inc., in
H.C.C.F. No. W952749, North 68 degrees 57 minutes 04 seconds West, a distance of 157.27 feet, to a 5/8-inch iron rod found on the southeast line of a called 19,605 square foot tract recorded in the name of Barker Commons Property Owner's Association, Inc., in H.C.C.F. No.
20070362495, for the southerly southwest comer of said Stick Barker, LLC tract and the herein described tract;

THENCE, with the southeast line of said 19,605 square foot tract, Kids 'R' Kids at Barker
Cypress, a subdivision of record in Film Code 541077 H.C.M.R., Kids R Kids Barker-Cypress
No.2, a subdivision of record in Film Code Number 573122 H.C.M.R. and Riata Lakes Retail, a
subdivision of record in Film Code Number 568139 H.C.M.R., and the southerly northwest line of said Stick Barker, LLC tract, North 21 degrees 02 minutes 56 seconds East, at a distance of
553.50 feet pass a 5/8-inch iron rod with cap found marking south corner of said Kids 'R' Kids at Barker Cypress, at a distance of 803.50 feet pass a 5/8-inch iron rod found 0.7 feet northwest for the east comer of said Kids 'R' Kids at Barker Cypress being the south comer of said Kids R
Kids Barker-Cypress No.2, at a distance of 863.50 feet pass a 5/8- inch iron rod with cap found
0.7 feet northwest for the east comer of said Kids R Kids Barker-Cypress No.2. being the south comer of said Riata Lakes Retail, at a distance of 1321.50 feet pass a S/8-inch iron rod found 1.1 feet northwest for the east comer of said Riata Lakes Retail, in all a total distance of 1491.50 feet, to a 5/S-inch iron rod found for ell comer of the herein described tract;

THENCE with the northerly southwest line of said Stick Barker, LLC tract, North 68 degrees 57 minutes 04 seconds West, a distance of285.00 feet to a S/8-inch iron rod found marking the northerly west comer of said 11.752 acre tract, and the herein described tract, in the southeast
R.O.W. line of said Barker-Cypress Road;

THENCE, with the northerly northwest line of said Stick Barker, LLC tract, and the southeast
R.O.W. line of said Barker-Cypress Road, North 21 degrees 02 minutes 56 seconds East, a distance of 199.16 feet, to the Point of Begining and containing 11.752 acres of land.

TRACT II:

The Surface Estate of 19,605 square feet of land in the William Francis Survey, Abstract No. 260, out of a called 761.3701 acre tract as recorded in Harris County Clerk's File No. F428339 and being more particularly described as follows:

COMMENCING at the south end of a 25.00 foot radius cutback corner at the north line of Riata Ranch Boulevard (100 feet wide), as per the plat of Riata Ranch, Section Two as recorded in County Clerk's Film Code No. 380014 of the Map Records of Harris County, Texas, and the east line of Barker-Cypress Road (100 feet wide);

THENCE S 69° 00' 56" E, along the north line of said Riata Ranch Boulevard, a distance on 30.00 feet to the POINT OF BEGINNING;

THENCE N 20· 59' 04" E, a distance of 653.50 feet to a point;

THENCE S 69° 00' 56" E, distance 30.00 feet to a point;

THENCE S 20° 59' 04" W, a distance of 653.50 feet to a point in the said north line of Riata Ranch Boulevard;

THENCE N 69° 00' 56" W, along said Riata Ranch Boulevard, a distance of 30.0Q feet to the POINT OF BEGINNING and containing 19,605 square feet of land.